                                                                 EXHIBIT 10.1(b)


                             SECOND AMENDMENT DATED
                             AS OF OCTOBER 24, 1994
                         TO SECOND AMENDED AND RESTATED
                 CREDIT AGREEMENT DATED AS OF JANUARY 29, 1993


     THIS SECOND AMENDMENT, dated as of October 24, 1994, is entered into by and among IDEX CORPORATION, a Delaware corporation (the "Borrower"), the banking institutions (the "Banks") signatory to the hereinafter defined Credit Agreement and BANK OF AMERICA ILLINOIS (f/k/a CONTINENTAL BANK N.A.)("Bank of America") as agent for the Banks (in such capacity, the "Agent").


                                   RECITALS:

     A. The Borrower, the Banks and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of January 29, 1993, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of May 23, 1994 (as such Credit Agreement may hereinafter be amended, supplemented, restated or otherwise modified and in effect from time to time, the "Credit Agreement").

     B. Pursuant to that certain Stock Purchase Agreement ("Stock Purchase Agreement") dated as of May 6, 1994 between Hale Products, Inc., a Delaware corporation ("Hale"), and HPI Acquisition Corp. ("HPI"), a Delaware corporation and a wholly-owned subsidiary of the Borrower, HPI purchased all of the issued and outstanding common shares of Hale.

     C. Effective on May 26, 1994, HPI merged itself with and into its wholly-owned subsidiary, Hale, and Hale expressly agreed to assume all of the obligations and liabilities of whatsoever nature of HPI.

     D. Effective on May 26, 1994, Hale subsequently merged itself with and into its wholly-owned subsidiary, Hale Fire Pump Company, a Pennsylvania corporation ("HFPC"), and HFPC expressly agreed to assume all of the obligations and liabilities of whatsoever nature of Hale.

     E. HFPC subsequently changed its name to Hale Products, Inc., a Pennsylvania corporation ("Hale Products, Inc.").

     F. Pursuant to Section 7.2.10(d) of the Credit Agreement and the terms of that certain Letter Agreement (the "Waiver Letter") dated as of May 18, 1994 by and among the





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Borrower, the Banks and the Agent, the Borrower is required to deliver to the
Agent (i) a guaranty executed by Hale Products, Inc. in favor of the Agent for the benefit of the Banks, (ii) stock certificates evidencing all issued and outstanding shares of stock of Hale Products, Inc. along with stock powers therefor executed in blank and (iii) an intercompany note, endorsed in blank by the Borrower, executed by Hale Products, Inc. in favor of the Borrower, evidencing any loan from the Borrower to HPI (the obligations and liabilities for such loan having been subsequently assumed by Hale Products, Inc.) the proceeds of which were applied to the costs and expenses of the acquisition of Hale.

     G. The Borrower, the Banks and the Agent wish to amend certain provisions of the Credit Agreement.

     H. Therefore, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


     1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.


     2.   AMENDMENTS TO THE CREDIT AGREEMENT.

          2.1   Section 10.1 of the Credit Agreement.

          (a) The definition of "Acquired Subsidiaries" is hereby amended to include Hale Products, Inc. and all references in the Credit Agreement to Acquired Subsidiaries shall include a reference to Hale Products, Inc.; provided, however, in Section 6.4, "Acquired Subsidiaries" shall not include Hale Products, Inc. when making representations with respect to the financial statements described in clauses (a)(i) and (a)(ii) and in subsection (b) of such Section.

          (b) The definition of "Guaranty Agreement" shall, in addition to the Guaranty Agreement dated January 22, 1988 made by the Acquired Subsidiaries, the Corken Guaranty Agreement dated May 7, 1991, and the PLF Acquisition Guaranty Agreement dated May 4, 1992 (as such term is currently defined in the Credit Agreement), include the Guaranty Agreement made by Hale Products, Inc. in favor of the Agent dated as of October 24, 1994 (which agreement shall be substantially in the form of the Guaranty Agreement attached as Exhibit A hereto) as such agreement may be amended, supplemented, restated or otherwise modified from time to time.





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          2.2   Exhibit A to the Credit Agreement.  Exhibit A to the Credit
     Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof a new Exhibit A, which is attached hereto as Annex I.

          2.3 Exhibit I to the Credit Agreement. Item 3 of Exhibit I to the Credit Agreement is hereby amended by adding the following at the end of the chart:

          "Hale Products, Inc.                 Pennsylvania         100%".


          2.4   References to Continental.   The Agreement is hereby amended by
     deleting all references to Continental Bank N.A., whether as Continental or as a Bank, and inserting references to Bank of America in lieu thereof.

     3. WARRANTIES. To induce the Agent and the Banks to enter into this Second Amendment, the Borrower warrants that:

          3.1. Authorization. The Borrower is duly authorized to execute and deliver this Second Amendment and to pledge the Hale Shares and the Hale Intercompany Note (as each is hereinafter defined) and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its obligations under the Credit Agreement, as amended hereby.

          3.2. No Conflicts. The execution and delivery of this Second Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or any Subsidiary or of any agreement binding upon the Borrower or any Subsidiary.

          3.3. Validity and Binding Effect. The Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.


     4.   CONDITIONS PRECEDENT TO AMENDMENTS.  The amendments contemplated by
Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

          4.1. Documentation. The Borrower shall have delivered to the Agent all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Agent:

                (a) Borrower Resolutions. Copies for each Bank duly certified by the secretary or an assistant secretary of the Borrower, of (i) resolutions of the





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     Borrower's Board of Directors authorizing (A) the execution and delivery of this Second Amendment and related documents, (B) the pledge of the Hale Shares and the Hale Intercompany Note and (C) the borrowings under the Credit Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Second Amendment.

                (b) Incumbency Certificate. Certificates for each Bank of the secretary or an assistant secretary of the Borrower certifying the names of the Borrower's officers authorized to sign this Second Amendment and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

                (c) Opinion. An opinion of Latham & Watkins, special counsel to the Borrower, addressed to the Agent and the Banks, in substantially the form of Exhibit B hereto.

                (d) Certificate. A certificate of an Authorized Officer of the Borrower as to the matters set out in Sections 4.2 and 4.3 hereof.

                (e) Other. Such other documents as the Agent may reasonably request.


          4.2. No Default. As of the date hereof, no Default shall have occurred and be continuing.


          4.3. Warranties. As of the date hereof, the warranties in Article VI of the Credit Agreement and in Section 3 of this Second Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Credit Agreement.

          4.4 Hale Intercompany Note. The Borrower agrees that Hale Products, Inc. will issue an amended and restated subsidiary note, such note to be substantially in the form of Exhibit C hereto (the "Hale Intercompany Note"), evidencing the loan made by the Borrower to HPI to consummate the purchase of all of the issued and outstanding common shares of Hale pursuant to the Stock Purchase Agreement (the liabilities and obligations under such loan having been subsequently assumed by Hale Products, Inc.).

          4.5 Pledge of Hale Shares and Hale Intercompany Note. Concurrently with the delivery of this Second Amendment, the Borrower will pledge to the Agent (i) all of the outstanding shares (the "Hale Shares") of Hale Products, Inc. held by Borrower and (ii) the Hale Intercompany Note. The Hale Shares shall be "Pledged Subsidiary Shares" under the Senior Pledge Agreement, the Hale Intercompany Note shall be a "Pledged Subsidiary Note" under the Senior Pledge Agreement and the Hale Shares and the Hale Intercompany Note shall be "Pledged Property" under the Senior Pledge Agreement.





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     5.   GENERAL.

          5.1. Expenses. The Borrower agrees to pay the Agent, upon demand, for all reasonable expenses, including reasonable attorneys' and legal assistants' fees incurred by the Agent in connection with the preparation, negotiation and execution of this Second Amendment and any document required to be furnished therewith and the pledge and delivery of the Hale Shares and the Hale Intercompany Note.

          5.2. Governing Law. This Second Amendment shall be deemed to be a contract made under and governed by the internal laws of the State of Illinois. For purposes of any action or proceeding involving this Second Amendment, the Borrower hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Illinois and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Illinois, provided a reasonable time for appearance is allowed.

          5.3. Successors. This Second Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and their successors and assigns.

          5.4. Documents Remain in Effect. Except as amended and modified by this Second Amendment, the Credit Agreement and the other Instruments executed pursuant to the Credit Agreement remain in full force and effect and the Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and the other Instruments executed pursuant to the Credit Agreement.

          5.5. References to the Credit Agreement. Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference to the Credit Agreement in any and all instruments or documents provided for in the Credit Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Credit Agreement, as amended hereby.

          5.6. Effective Date. This Second Amendment shall become effective as of the date first written above upon the execution and delivery of counterparts of this Second Amendment by each of the Banks, the Guarantors and the Borrower.

          5.7. Counterparts. This Second Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.





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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                 IDEX CORPORATION,
                                 a Delaware corporation

                                 By: ___________________________________________

                                 Name:   Wayne P. Sayatovic

                                 Title:  Senior Vice President - Finance

PERCENTAGE OF
TOTAL COMMITMENT
22.5%                            BANK OF AMERICA ILLINOIS
                                 (f/k/a CONTINENTAL BANK N.A.),
                                 as a Bank and as Agent

                                 By: ___________________________________________

                                 Name: _________________________________________

                                 Title: ________________________________________



10.0%                            BANK OF SCOTLAND

                                 By: ___________________________________________

                                 Name: _________________________________________

                                 Title: ________________________________________



20.0%                            NATIONAL CITY BANK

                                 By: ___________________________________________

                                 Name: _________________________________________

                                 Title: ________________________________________




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20.0%                            PNC BANK, NATIONAL ASSOCIATION
                                 (f/k/a Pittsburgh National Bank)

                                 By: ___________________________________________

                                 Name: _________________________________________

                                 Title: ________________________________________


12.5%                            UNION BANK

                                 By: ___________________________________________

                                 Name: _________________________________________

                                 Title: ________________________________________


15.0%                            UNITED STATES NATIONAL BANK OF OREGON

                                 By: ___________________________________________

                                 Name: _________________________________________

                                 Title: ________________________________________



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     The undersigned hereby acknowledge and consent to this Second Amendment, and agree that the Guaranty Agreement, as amended, shall remain in full force and effect and is hereby ratified and confirmed this 24th day of October, 1994.




BAND-IT-IDEX, INC.                  VIKING PUMP, INC.

By:___________________________      By:___________________________

Name:  Wayne P. Sayatovic           Name:  Wayne P. Sayatovic

Title: Vice President & Chief       Title: Vice President & Chief Financial
       Financial Officer                   Officer




VIBRATECH, INC.                          WARREN RUPP, INC.

By:___________________________      By:___________________________

Name:  Wayne P. Sayatovic           Name:  Wayne P. Sayatovic

Title: Vice President & Chief       Title: Vice President & Chief Financial
       Financial Officer                   Officer




LUBRIQUIP, INC.                          CORKEN, INC.

By:___________________________      By:___________________________

Name:  Wayne P. Sayatovic           Name:  Wayne P. Sayatovic

Title: Vice President & Chief       Title: Vice President & Chief Financial
       Financial Officer                   Officer





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STRIPPIT, INC.                      PULSAFEEDER, INC.

By:___________________________      By:___________________________

Name:  Wayne P. Sayatovic           Name:  Wayne P. Sayatovic

Title: Vice President & Chief       Title: Vice President & Chief Financial
       Financial Officer                   Officer




                                    HALE PRODUCTS, INC.,
                                    a Pennsylvania corporation

                                    By:___________________________

                                    Name:  Wayne P. Sayatovic

                                    Title:  Vice President & Chief Financial
                                            Officer





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                                                                         ANNEX I
                                                         TO THE SECOND AMENDMENT


                                   EXHIBIT A


                                           Principal Amount of
Subsidiary                                  Intercompany Note
- ----------                                 -------------------
Band-It-IDEX, Inc.                             $ 18,411,086

Vibratech, Inc.                                $ 11,506,929

Lubriquip, Inc.                                $ 27,599,999

Strippit, Inc.                                 $ 15,342,572

Viking Pump, Inc.                              $ 38,356,430

Warren Rupp, Inc.                              $ 30,685,144

Corken, Inc.                                   $ 11,000,000

Pulsafeeder, Inc.                              $ 56,000,000

Hale Products, Inc.                            $ 70,000,000